UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 10, 2026

(Date of earliest event reported)

APPLIED DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Boulevard, Suite 2100, Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

214-427-1704

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In connection with the previously announced proposed transaction pursuant to the Contribution and Exchange Agreement (the “Contribution and Exchange Agreement”) by and among Ekso Bionics Holdings, Inc. (“EKSO”), APLD Intermediate Holdco LLC, APLD ChronoScale HoldCo LLC (“HoldCo”), and Applied Digital Cloud Corporation, each a direct or indirect wholly owned subsidiary of Applied Digital Corporation (the “Company”), on April 9, 2026, APLD ChronoScale Management LLC (“Management LLC”), an entity formed for the purpose of issuing the equity awards described herein, granted certain profits interests awards consisting of Management Incentive Plan Units (“MIP Units”) in Management LLC to the following executive officers of the Company: Wes Cummins, Jason Zhang, Saidal Mohmand and Laura Laltrello (collectively, the “Executive Officers”). Each of these awards was fully vested upon grant and was granted under a newly adopted APLD ChronoScale Management LLC Equity Incentive Plan (the “Plan”).

The Plan provides selected executives, key employees, consultants, independent contractors, board members, advisory board members, and other service providers of the Holdco group of companies (the “Holdco Group”) with an incentive to participate in the success and growth of the Holdco Group through awards of MIP Units, which are designed to track the appreciation in the equity of EKSO to be held by the Company through Holdco.

In the aggregate, the awards to the Executive Officers represent approximately 5.25% of the EKSO shares of common stock to be issued to Holdco pursuant to the Contribution and Exchange Agreement.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 16, 2026	By:	/s/ Saidal Mohmand
	Name:	Saidal Mohmand
	Title:	Chief Financial Officer